SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	July 22, 2004
(July 21, 2004)

AMBAC FINANCIAL GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One State Street Plaza New York, New York	10004
(Address of principal executive offices)	(Zip code)

(212) 668-0340

(Registrant’s telephone number, including area code)

Index to Exhibits on Page 4

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

Exhibit Number	Item
99.04	Press Release dated July 21, 2004

Item 12. Results of Operations and Financial Condition

On July 21, 2004, Ambac Financial Group, Inc. (the “Registrant”) issued a press release containing unaudited interim financial information and accompanying discussion for the 2004 second quarter and six month earnings. Exhibit 99.04 is a copy of such press release and is incorporated by reference.

The information furnished under Item 12 of this Current Report on Form 8-K, including Exhibit 99.04, shall be deemed to be “filed” for purposes of the Securities and Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ambac Financial Group, Inc.
(Registrant)
Dated: July 22, 2004

	By:	/s/ Thomas J. Gandolfo
Thomas J. Gandolfo
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
99.04	Unaudited interim financial statements and accompanying discussion for the three and six months ended June 30, 2004 contained in the press release issued by the Registrant on July 21, 2004.